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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

  Date of Report (Date of earliest event reported):      March 17, 1999
                                                       ------------------

                       INVESTORS FINANCIAL SERVICES CORP.
                       ----------------------------------
             (Exact name of registrant as specified in its charter)

           DELAWARE                   0-26996             04-3279817
           --------                   -------             ----------
 (State or other jurisdiction
     of incorporation or         (Commission file      (I.R.S. Employer
        organization)                 number)        Identification No.)

     200 Clarendon Street, Boston, MA                           02116
     --------------------------------                           -----
  (Address of principal executive offices)                   (Zip Code)

Registrant's telephone number including area code:       (617) 330-6700
                                                       ------------------

                           No change since last report
                           ---------------------------
            (Former name or address, if changed since last report)

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Item 5. Other Events.

Stock Split

      On February 16, 1999, the Board of Directors of Investors Financial Services Corp. (the "Corporation") declared a two-for-one stock split in the form of a 100% stock dividend (the "Stock Split") which was paid on March 17, 1999 to stockholders of record on March 1, 1999. As a result of the Stock Split, on March 17, 1999 the total number of outstanding shares of the Corporation's common stock increased by 100 percent.

      On February 18, 1999, the Corporation issued a press release announcing the Stock Split. A copy of this press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Private Placement

      On March 19, 1999, the Corporation entered into a stock purchase agreement (the "Purchase Agreement") with Oakmont Corporation ("Oakmont") pursuant to which the Corporation agreed, subject to customary closing conditions, to sell to Oakmont or an assignee of Oakmont 900,000 shares of the Corporation's Common Stock (the "Shares"), at a price of $29.00 per share, for an aggregate purchase price of $26,100,000. On March 26, 1999, Oakmont assigned its rights and liabilities under the Purchase Agreement to Hazlenut Partners, L.P. (the "Investor"). On March 26, 1999, the transactions contemplated by the Purchase Agreement were consummated, the Shares were issued to the Investor and the Investor paid the Corporation $26,100,000.

      The offer and sale of the Shares was exempt from registration under the Securities Act of 1933, as amended (the "Securities Act"), pursuant to Section 4(2) and Rule 506 of Regulation D under the Securities Act in reliance upon certain information available to the Corporation as of March 19, 1999 and March 26, 1999, including certain representations and warranties of Oakmont and the Investor, each an "accredited investor" as such term is defined pursuant to Rule 501(b)(3) of Regulation D under the Securities Act.

      On March 22, 1999, the Corporation issued a press release announcing the signing of the Purchase Agreement. A copy of this press release is attached as
Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

      On March 26, 1999, the Corporation issued a press release announcing the consummation of the transactions contemplated by the Purchase Agreement. A copy of this press release is attached as Exhibit 99.3 to this Current Report on Form 8-K and is incorporated herein by reference.

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Item 7. Financial Statements and Exhibits.

      (a)   Financial statements of business acquired.

            Not applicable.

      (b)   Unaudited Pro Forma Combined Financial Information.

            Not applicable.

      (c)   Exhibits.

            2.1 Stock Purchase Agreement, dated as of March 19, 1999, by and between Investors Financial Services Corp. and Oakmont Corporation.

            2.2 Assignment and Assumption Agreement dated as of March 26, 1999 by and among Investors Financial Services Corp., Oakmont Corporation and Hazlenut Partners, L.P.

            99.1  Press Release of the Registrant, dated February 18, 1999.

            99.2  Press Release of the Registrant, dated March 22, 1999.

            99.3  Press Release of the Registrant, dated March 26, 1999.

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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    INVESTORS FINANCIAL SERVICES CORP.


                                    By: /s/Kevin J. Sheehan
                                       -----------------------------------------
                                       Kevin J. Sheehan
                                       President, Chief Executive Officer and
                                       Chairman of the Board


Dated:  March 29, 1999

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                                  EXHIBIT INDEX

     Exhibit No.                          Description
     -----------                          -----------

         2.1 Stock Purchase Agreement, dated as of March 19, 1999, by and between Investors Financial Services Corp. and Oakmont Corporation.

         2.2 Assignment and Assumption Agreement dated as of March 26, 1999 by and among Investors Financial Services Corp., Oakmont Corporation and Hazlenut Partners, L.P.

         99.1     Press Release of the Registrant, dated as of February 18,
                  1999.

         99.2     Press Release of the Registrant, dated as of March 22, 1999.

         99.3     Press Release of the Registrant, dated as of March 26, 1999.